Other	12 Months Ended
Dec. 31, 2010
Other [Abstract]
Other
20. Other
     On February 8, 2008, Emisphere reported that it had entered into an agreement with MannKind Corporation to sell certain Emisphere patents and a patent application relating to diketopiperazine technology for a total purchase price of $2.5 million. An initial payment of $1.5 million was received in February 2008. An additional $0.5 million was received in May 2009 and the remaining payment was received September, 2010.